EXHIBIT 99.1 - PRESS RELEASE	FOR IMMEDIATE RELEASE
First South Bancorp, Inc.	For more information contact:
January 26, 2017	Bruce Elder (CEO)	(252) 940-4936
	Scott McLean (CFO)	(252) 940-5016
Website: www.firstsouthnc.com

First South Bancorp, Inc. Reports Increased December 31, 2016 Quarterly

and Year-End Operating Results

Washington, North Carolina - First South Bancorp, Inc. (NASDAQ: FSBK) (the “Company”), the parent holding company of First South Bank (the “Bank”), reports its unaudited financial results for the quarter and year ended December 31, 2016.

The Company’s diluted earnings per common share (EPS) for the fourth quarter of 2016 increased 31.3% to $0.21 per share from $0.16 per share for the fourth quarter of 2015. Diluted EPS for the full fiscal year of 2016 increased 49.0% to $0.73 per common share from $0.49 per common share for fiscal year 2015. The Company continues to generate solid core revenue and net interest income from strong loan and deposit growth, while maintaining excellent credit quality and enhancing its capital position.

The Company’s net income increased to $2.0 million, or 27.2%, in the fourth quarter of 2016 from, $1.6 million for the fourth quarter of 2015. Net income for fiscal year 2016 increased to $7.0 million, or 48.6%, from $4.7 million for fiscal year 2015.

“The Company continues to deliver quality core financial results, showcasing the execution of our strategic plan and our ability to consistently generate earnings through sustainable revenue growth in commercial, consumer and mortgage banking services,” Chief Executive Officer Bruce Elder said. “We are also pleased that the depth of new and existing customer relationships has resulted in robust deposit growth, which continues to support very healthy loan growth. Our capital levels and capital creation through retained earnings supports continued organic balance sheet growth.”

FOURTH QUARTER 2016 HIGHLIGHTS

•	Strong earnings performance with net income of $2.0 million, diluted EPS of $0.21 per share, return on average assets (ROA) of 0.80%, return on average equity (ROE) of 8.94% and return on average tangible common equity (ROTCE) (a non-GAAP measure) of 9.82%.
•	Loans and leases held for investment (HFI) grew $18.2 million during the quarter, to $700.6 million, representing an annualized growth rate of 10.7%.
•	Deposits grew $10.8 million during the quarter to $870.6 million, or an annualized growth rate of 5.0%.

FISCAL YEAR 2016 HIGHLIGHTS

•	Strong earnings performance with net income of $7.0 million, diluted EPS of $0.73 per share, ROA of 0.72%, ROE of 8.02% and ROTCE of 8.86%.
•	Strategic execution as evidenced by highest annual diluted EPS since 2008.
•	Grew total assets $44.4 million, or 4.7%, during 2016.
•	Continued to maintain a strong capital position.
•	Loans and leases HFI grew $93.6 million or 15.4% during 2016.
•	Total deposits grew $59.3 million, or 7.3%, during 2016.
•	Total non-interest bearing deposits grew 16.1% to $196.9 million.
•	Net interest income grew by $3.21 million, or 10.9%, to $32.6 million.
•	Net interest margin increased to 3.71% for fiscal year 2016.
•	Non-interest income was $14.2, million which represents 30.3% of total revenues.
•	Non-performing assets to total assets declined to 0.63% from 1.00% at the previous year-end.
•	Completed the purchase of mortgage servicing rights for 452 high-quality Freddie Mac and Fannie Mae loans with an unpaid principal balance of $84.6 million at settlement.
•	Increased quarterly dividend payment rate to $0.03 per share, a 20% increase.
•	Expanded Small Business Administration loan sales and servicing.
•	Consolidated three branches into nearby locations with the goal of positively impacting efficiency.

Important disclosures about and reconciliations of non-GAAP measures, including ROTCE, to the corresponding GAAP measures, are provided below and attached to this press release.

The Company’s strong loan and deposit growth continues to support revenue increases, allowing for net interest margin expansion despite the prevailing low interest rate environment. As a result, our net interest income (NII) grew to $8.4 million in the fourth quarter of 2016, from $7.7 million in the comparative 2015 fourth quarter. NII for fiscal year 2016 grew to $32.6 million, increasing 10.9% from the $29.4 million of NII generated for fiscal year 2015.

Total non-interest income was $3.4 million, or 28.6% of total revenue (net interest income plus noninterest income) in the fourth quarter of 2016, compared to $3.7 million, or 32.6%, in the comparative 2015 fourth quarter. Total non-interest income for fiscal year 2016 was $14.2 million, or 30.3% of total revenue, compared to $14.3 million, or 32.7% for fiscal year 2015. The decline in non-interest income is attributable to a decline in non-core gains on sales of investment securities. The Bank had no gains from investment securities sales for the 2016 fourth quarter, compared to $463,000 for the prior year quarter. Gains realized from the sale of investment securities for fiscal years 2016 and 2015 were $467,000 and $1.4 million, respectively. We have sold investment securities primarily to fund the growth in our loan and leases HFI.

The Company’s efficiency ratio for the fourth quarter of 2016 improved to 74.16%, from 81.41% in the comparative fourth quarter of 2015. The efficiency ratio for fiscal year 2016 improved to 76.51%, from 84.53% for fiscal year 2015. Non-interest expenses in the fourth quarter of 2016 declined to $8.8 million, from $9.1 million in the comparative fourth quarter of 2015. Total non-interest expenses for fiscal year 2016 declined to $35.9 million, from $36.4 million for fiscal year 2015.

Income tax expense was $775,000 for the 2016 fourth quarter, compared to $484,000 for the 2015 fourth quarter. The effective income tax rates were 28.00% and 23.60% for these reporting periods, respectively. For fiscal year 2016, income tax expense was $3.0 million versus $1.8 million for fiscal year 2015. The effective income tax rates were 29.84% and 28.18% for fiscal years 2016 and 2015, respectively.

BALANCE SHEET GROWTH

Loans and leases HFI totaled $700.6 million at December 31, 2016, increasing $93.6 million, or 15.4%, over the $607.0 million held at December 31, 2015. Loans held for sale totaled $5.1 million at December 31, 2016, growing 29.3% from the $3.9 million held at the end of fiscal year 2015. Investment securities and interest-bearing deposits at other banks declined to $216.4 million at December 31, 2016, compared to $267.4 million at year end 2015, resulting primarily from sales of investment securities to fund growth in our loans and leases HFI portfolio.

Deposits totaled $870.6 million at December 31, 2016, increasing $59.3 million, or 7.3%, from $811.3 million at December 31, 2015. Non-maturity deposits (personal and business checking, money market, and savings accounts) grew by $62.8 million, or 11.4%, to $614.1 million at December 31, 2016, from $551.3 million at December 31, 2015. Certificates of deposit (CDs) declined to $256.6 million at December 31, 2016, from $260.0 million at December 31, 2015. CDs represented 29.5% and 32.1% of total deposits at December 31, 2016, and December 31, 2015, respectively.

ASSET QUALITY

Solid asset quality metrics in the fourth quarter of 2016 continue to reflect the Company’s disciplined credit culture.

Non-performing assets (NPAs) declined to $6.3 million at December 31, 2016, or 0.63% of total assets, from $9.4 million, or 1.00% of total assets, at December 31, 2015. NPAs at December 31, 2016 included $3.2 million of other real estate owned (OREO), which declined by $2.9 million, or 47.3%, from $6.1 million at December 31, 2015. Nonaccrual loans and leases were $3.1 million at December 31, 2016, or 0.44% of loans and leases HFI, compared to $3.2 million, or 0.53%, at December 31, 2015.

The provision for credit losses in the 2016 fourth quarter declined to $200,000, from $325,000 for the 2015 fourth quarter. The provision for credit losses increased to $970,000 in fiscal year 2016, from $800,000 in fiscal year 2015. The allowance for loan losses represented 1.24% of loans and leases HFI at December 31, 2016, compared to 1.30% at December 31, 2015.

REGULATORY CAPITAL STRENGTH

As of December 31, 2016, reported regulatory capital ratios at the Bank were 13.01% for total risk-based capital, 11.80% for tier 1 risk-based capital, 11.80% for common equity tier 1 risk-based capital and 8.89% for tier 1 leverage, compared to 13.29% for total risk-based capital, 12.06% for tier 1 risk-based capital, 12.06% for common equity tier 1 risk-based capital and 8.67% for tier 1 leverage at December 31, 2015.

CORPORATE AND INVESTOR INFORMATION

First South Bank has been serving the citizens of eastern and central North Carolina since 1902 and offers a variety of financial products and services to business and individual customers. The Bank operates through its main office headquartered in Washington, North Carolina, and has 30 full-service branch offices located throughout eastern and central North Carolina.

The Bank also provides a full menu of leasing services through its wholly-owned subsidiary, First South Leasing, LLC. In addition, under its First South Wealth Management division, the Bank makes securities brokerage services available through an affiliation with an independent broker/dealer.

Additional investor information for the Company and the Bank may be accessed on our website at www.firstsouthnc.com.

The Company’s common stock symbol as traded on the NASDAQ Global Select Market is “FSBK”.

FORWARD-LOOKING STATEMENTS

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

NON-GAAP FINANCIAL MEASURES

This press release and the Supplemental Financial Data contain financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP) in the United States. Management uses these "non-GAAP" measures in their analysis of the Company's performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures are provided within the accompanying tables to this press release.

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(NASDAQ: FSBK)

First South Bancorp, Inc. and Subsidiary

Consolidated Statements of Financial Condition

	December 31,	December 31,
	2016	2015
	(unaudited)	(*)
Assets
Cash and due from banks	$22,854,712	$19,425,747
Interest-bearing deposits with banks	23,320,968	18,565,521
Investment securities available for sale, at fair value	192,606,119	248,294,725
Investment securities held to maturity	509,617	508,456
Mortgage loans held for sale	5,098,518	3,943,798

Loans and leases held for investment	700,642,291	607,014,247
Allowance for loan and lease losses	(8,673,172)	(7,866,523)
Net loans and leases held for investment	691,969,119	599,147,724

Premises and equipment, net	11,291,596	13,664,937
Assets held for sale	192,720	-
Other real estate owned	3,229,423	6,125,054
Federal Home Loan Bank stock, at cost	1,573,700	2,369,300
Accrued interest receivable	3,525,684	2,874,506
Goodwill	4,218,576	4,218,576
Mortgage servicing rights	2,148,905	1,265,589
Identifiable intangible assets	1,611,187	1,895,514
Bank-owned life insurance	18,080,183	15,635,140
Prepaid expenses and other assets	8,470,887	8,348,385

Total assets	$990,701,914	$946,282,972

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing demand	$196,917,165	$169,545,849
Interest bearing demand	272,098,903	246,376,521
Savings	145,031,981	135,369,668
Large denomination certificates of deposit	122,819,510	116,299,196
Other time	133,732,804	143,730,993
Total deposits	870,600,363	811,322,227

Borrowed money	17,000,000	37,000,000
Junior subordinated debentures	10,310,000	10,310,000
Other liabilities	5,607,832	5,479,971
Total liabilities	903,518,195	864,112,198

Common stock, $.01 par value, 25,000,000 shares authorized; 9,494,935 and 9,489,222 shares outstanding, respectively	94,949	94,892
Additional paid-in capital	36,018,743	35,936,911
Retained earnings	49,560,595	43,691,073
Accumulated other comprehensive income	1,509,432	2,447,898
Total stockholders' equity	87,183,719	82,170,774

Total liabilities and stockholders' equity	$990,701,914	$946,282,972

(*) Derived from audited consolidated financial statements

First South Bancorp, Inc. and Subsidiary

Consolidated Statements of Operations

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(*)
Interest income:
Interest and fees on loans	$7,999,279	$7,005,095	$30,748,105	$25,839,566
Interest on investments and deposits	1,336,777	1,563,857	5,468,110	6,611,037
Total interest income	9,336,056	8,568,952	36,216,215	32,450,603

Interest expense:
Interest on deposits	734,276	637,680	2,829,085	2,367,750
Interest on borrowings	59,852	63,272	247,536	124,865
Interest on junior subordinated notes	125,631	140,039	534,258	561,694
Total interest expense	919,759	840,991	3,610,879	3,054,309

Net interest income	8,416,297	7,727,961	32,605,336	29,396,294
Provision for credit losses	200,000	325,000	970,000	800,000
Net interest income after provision for credit losses	8,216,297	7,402,961	31,635,336	28,596,294

Non-interest income:
Deposit fees and service charges	1,841,351	2,004,933	7,587,686	8,072,893
Loan fees and charges	102,765	89,286	370,977	268,482
Mortgage loan servicing fees	386,283	283,070	1,237,054	1,090,196
Gain on sale and other fees on mortgage loans	537,507	536,536	2,332,524	2,022,813
Gain on sale of other real estate, net	80,548	30,537	131,481	40,351
Gain on sale of investment securities	0	463,203	467,470	1,417,716
Other income	423,886	328,129	2,060,312	1,385,524
Total non-interest income	3,372,340	3,735,694	14,187,504	14,297,975

Non-interest expense:
Compensation and fringe benefits	4,863,584	4,902,583	19,819,368	19,377,688
Federal deposit insurance premiums	152,523	164,324	631,799	609,406
Premises and equipment	1,363,551	1,355,384	5,467,277	5,331,960
Marketing	133,700	221,831	702,257	820,308
Data processing	786,096	778,070	3,089,513	3,583,170
Amortization of intangible assets	168,920	128,447	570,902	515,044
Other real estate owned expense	127,521	168,849	553,143	631,675
Other	1,223,301	1,367,195	5,066,180	5,504,476
Total non-interest expense	8,819,196	9,086,683	35,900,439	36,373,727

Income before income tax expense	2,769,441	2,051,972	9,922,401	6,520,542
Income tax expense	775,298	484,346	2,961,139	1,837,329

NET INCOME	$1,994,143	$1,567,626	$6,961,262	$4,683,213

Per share data:
Basic earnings per share	$0.21	$0.17	$0.73	$0.49
Diluted earnings per share	$0.21	$0.16	$0.73	$0.49
Dividends per share	$0.030	$0.025	$0.115	$0.10
Average basic shares outstanding	9,494,935	9,489,222	9,493,700	9,521,392
Average diluted shares outstanding	9,529,753	9,513,916	9,522,765	9,542,401

(*) Derived from audited consolidated financial statements

First South Bancorp, Inc.	Supplemental Financial Data (Unaudited)

	Quarter to Date					Year to Date
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
	(dollars in thousands except per share data)
Consolidated balance sheet data:
Total assets	$990,702	$985,795	$961,479	$940,108	$946,283	$990,702	$946,283

Loans held for sale:	$5,099	$7,313	$5,252	$2,490	$3,944	$5,099	$3,944

Loans and leases held for investment (HFI):
Mortgage	$74,905	$74,710	$73,100	$73,412	$71,866	$74,905	$71,866
Commercial	535,047	518,265	510,678	482,779	454,877	535,047	454,877
Consumer	69,454	69,039	66,138	64,521	63,036	69,454	63,036
Leases	21,236	20,452	18,927	18,333	17,235	21,236	17,235
Total loans and leases HFI	700,642	682,466	668,843	639,045	607,014	700,642	607,014
Allowance for loan and lease losses	(8,673)	(8,498)	(8,338)	(8,135)	(7,867)	(8,673)	(7,867)
Net loans and leases HFI	$691,969	$673,968	$660,505	$630,910	$599,147	$691,969	$599,147

Cash & interest bearing deposits	$46,176	$57,209	$40,734	$36,115	$37,991	$46,176	$37,991
Investment securities	193,116	193,765	200,364	213,520	248,803	193,116	248,803
Bank-owned life insurance	18,080	17,937	17,795	17,653	15,635	18,080	15,635
Premises and equipment	11,292	11,609	11,671	12,144	13,665	11,292	13,665
Goodwill	4,219	4,219	4,219	4,219	4,219	4,219	4,219
Mortgage servicing rights	2,149	2,091	1,273	1,247	1,266	2,149	1,266
Identifiable intangible assets	1,611	1,682	1,753	1,824	1,896	1,611	1,896

Deposits:
Non-interest checking	$196,917	$189,873	$177,281	$164,244	$169,546	$196,917	$169,546
Interest checking	189,401	176,034	170,153	171,323	173,934	189,401	173,934
Money market	82,698	88,081	72,054	73,000	72,442	82,698	72,442
Savings	145,032	141,701	142,151	146,255	135,370	145,032	135,370
Certificates	256,552	264,142	263,823	263,845	260,030	256,552	260,030
Total deposits	$870,600	$859,831	$825,462	$818,667	$811,322	$870,600	$811,322

Borrowings	$17,000	$20,000	$32,500	$21,500	$37,000	$17,000	$37,000
Junior subordinated debentures	10,310	10,310	10,310	10,310	10,310	10,310	10,310
Stockholders' equity	87,184	88,294	87,327	84,179	82,171	87,184	82,171

Consolidated earnings summary:
Interest income	$9,336	$9,210	$8,998	$8,672	$8,569	$36,216	$32,450
Interest expense	920	911	898	882	841	3,611	3,054
Net interest income	8,416	8,299	8,100	7,790	7,728	32,605	29,396
Provision for credit losses	200	220	325	225	325	970	800
Noninterest income	3,372	3,691	3,548	3,576	3,736	14,187	14,298
Noninterest expense	8,819	8,929	9,046	9,106	9,087	35,900	36,374
Income before taxes	2,769	2,841	2,277	2,035	2,052	9,922	6,520
Income tax expense	775	947	665	574	484	2,961	1,837
Net income	$1,994	$1,894	$1,612	$1,461	$1,568	$6,961	$4,683

Per Share Data:
Basic earnings per share	$0.21	$0.20	$0.17	$0.15	$0.17	$0.73	$0.49
Diluted earnings per share	$0.21	$0.20	$0.17	$0.15	$0.16	$0.73	$0.49
Dividends per share	$0.03	$0.03	$0.03	$0.025	$0.025	$0.115	$0.10
Book value per share	$9.18	$9.30	$9.20	$8.87	$8.66	$9.18	$8.66

Shares outstanding	9,494,935	9,494,935	9,493,776	9,493,776	9,489,222	9,494,935	9,489,222
Average basic shares	9,494,935	9,494,861	9,493,776	9,491,201	9,489,222	9,493,700	9,521,392
Average diluted shares	9,529,753	9,525,302	9,519,565	9,514,797	9,513,916	9,522,765	9,542,401

Performance ratios (tax equivalent):
Yield on average earning assets	4.07%	4.13%	4.17%	4.07%	4.03%	4.11%	4.01%
Cost of interest bearing liabilities	0.52%	0.52%	0.52%	0.52%	0.49%	0.52%	0.47%
Net interest spread	3.55%	3.61%	3.64%	3.55%	3.54%	3.59%	3.54%
Net interest margin	3.68%	3.73%	3.76%	3.66%	3.64%	3.71%	3.64%
Average earning assets to total average assets	92.92%	92.42%	92.38%	92.20%	92.19%	92.49%	91.63%

Return on average assets (annualized)	0.80%	0.78%	0.68%	0.63%	0.67%	0.72%	0.52%
Return on average equity (annualized)	8.94%	8.52%	7.55%	6.97%	7.52%	8.02%	5.72%
Efficiency ratio	74.16%	73.84%	77.59%	80.74%	81.41%	76.51%	84.53%

Average assets	$992,192	$968,729	$947,761	$938,702	$930,978	$961,856	$897,795
Average earning assets	$921,984	$895,290	$875,529	$865,463	$858,243	$889,574	$822,641
Average equity	$88,694	$88,481	$85,927	$84,265	$82,712	$86,844	$81,893

Equity/Assets	8.80%	8.96%	9.08%	8.95%	8.68%	8.80%	8.68%

First South Bancorp, Inc.	Supplemental Financial Data (Unaudited)

	Quarter to Date					Year to Date
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
	(dollars in thousands except per share data)
Asset quality data and ratios:
Nonaccrual loans and leases:
Non-TDR nonaccrual loans and leases
Earning	$410	$569	$555	$945	$985	$410	$985
Non-Earning	1,257	1,289	1,075	895	710	1,257	710
Total Non-TDR nonaccrual loans and leases	$1,667	$1,858	$1,630	$1,840	$1,695	$1,667	$1,695
TDR nonaccrual loans and leases
Current TDRs	$422	$792	$706	$847	$1,343	$422	$1,343
Past Due TDRs	962	248	250	154	159	962	159
Total TDR nonaccrual loans and leases	$1,384	$1,040	$956	$1,001	$1,502	$1,384	$1,502
Total nonaccrual loans and leases	$3,051	$2,898	$2,586	$2,841	$3,197	$3,051	$3,197
Loans and leases >90 days past due, still accruing	0	0	218	153	115	0	115
Other real estate owned	3,229	4,810	5,541	5,956	6,125	3,229	6,125
Total nonperforming assets	$6,280	$7,708	$8,345	$8,950	$9,437	$6,280	$9,437

Allowance for loan and lease losses to loans and leases HFI	1.24%	1.25%	1.25%	1.27%	1.30%	1.24%	1.30%

Net charge-offs (recoveries)	$25	$60	$122	$(44)	$28	$163	$425
Net charge-offs (recoveries) to total loans and leases	0.00%	0.01%	0.02%	-0.01%	0.00%	0.02%	0.07%
Total nonaccrual loans and leases to total loans and leases HFI	0.44%	0.42%	0.39%	0.44%	0.53%	0.44%	0.53%
Total nonperforming assets to total assets	0.63%	0.78%	0.87%	0.95%	1.00%	0.63%	1.00%
Total loans and leases to total deposits	81.06%	80.22%	81.66%	78.36%	75.30%	81.06%	75.30%
Total loans and leases to total assets	71.24%	69.97%	70.11%	68.24%	64.56%	71.24%	64.56%
Loans serviced for others	$371,956	$370,606	$292,222	$293,548	$297,494	$371,956	$297,494

Reconciliation of Non-GAAP Measures:
Pre-tax pre-provision operating earnings (non-GAAP):
Income before taxes (GAAP)	$2,769	$2,841	$2,277	$2,035	$2,052	$9,922	$6,520
Provision for credit losses	200	220	325	225	325	970	800
Pre-tax pre-provision net income	2,969	3,061	2,602	2,260	2,377	10,892	7,320
Securities (gains) losses, net	0	0	(184)	(284)	(463)	(467)	(1,418)
OREO valuations	140	0	103	7	100	250	195
OREO (gains) losses, (net)	(80)	(77)	14	12	(30)	(131)	(40)
Pre-tax pre-provision operating earnings (non-GAAP)	$3,029	$2,984	$2,535	$1,995	$1,984	$10,544	$6,057

Total core non-interest income (non-GAAP):
Non-interest income (GAAP)	$3,372	$3,691	$3,548	$3,576	$3,736	$14,187	$14,298
Securities (gains) losses, net	0	0	(184)	(284)	(463)	(467)	(1,418)
OREO (gains) losses, (net)	(80)	(77)	14	12	(30)	(131)	(40)
Total core non-interest income (non-GAAP)	$3,292	$3,614	$3,378	$3,304	$3,243	$13,589	$12,840

Tangible equity (non-GAAP):
Total equity (GAAP)	$87,184	$88,294	$87,327	$84,179	$82,171	$87,184	$82,171
Intangible assets (a)	5,830	5,901	5,972	6,043	6,115	5,830	6,115
Tangible equity (non-GAAP)	$81,354	$82,393	$81,355	$78,136	$76,056	$81,354	$76,056
Tangible Equity/Assets (non-GAAP)	8.21%	8.36%	8.46%	8.31%	8.04%	8.21%	8.04%
Tangible book value per share (non-GAAP)	$8.57	$8.68	$8.57	$8.23	$8.02	$8.57	$8.02

Return on average tangible common equity (non-GAAP):
Net income (GAAP)	$1,994	$1,894	$1,612	$1,461	$1,568	$6,961	$4,683
Amortization of intangibles, net of tax	51	47	50	51	55	199	206
Tangible net income available to shareholders (non-GAAP)	$2,045	$1,941	$1,662	$1,512	$1,623	$7,160	$4,889

Average equity	88,694	88,481	85,927	84,265	82,712	86,844	81,893
Average intangible assets (a)	5,876	5,946	6,018	6,088	6,161	5,982	6,268
Average tangible common equity (non-GAAP)	$82,818	$82,535	$79,909	$78,177	$76,551	$80,862	$75,625
Return on average tangible common equity (non-GAAP)	9.82%	9.36%	8.37%	7.78%	8.43%	8.86%	6.47%

(a) Excludes mortgage servicing rights

Average Balances – Yield/Cost Analysis	Three Months Ended December 31,
	2016			2015
	Average Balance	Interest	Average Yield Cost	Average Balance	Interest	Average Yield Cost
	(Dollars in thousands)
Interest earning assets:
Loans receivable	$691,790	$7,999	4.54%	$591,941	$7,005	4.65%
Investments and deposits	230,194	1,337	2.64 (1)	266,311	1,564	2.63 (1)
Total earning assets	921,984	9,336	4.07 (1)	858,252	8,569	4.03 (1)
Nonearning assets	70,208			72,730
Total assets	$992,192			$930,982

Interest bearing liabilities:
Deposits	$671,964	734	0.43	$634,028	638	0.40
Borrowings	20,598	60	1.16	31,234	63	0.81
Junior subordinated debentures	10,310	126	4.77	10,310	140	5.32
Total interest bearing liabilities	702,872	920	0.52	675,572	841	0.49
Noninterest bearing demand deposits	193,627	-	-	167,063	-	-
Total sources of funds	896,499	920	0.41	842,635	841	0.39
Other liabilities	6,999			5,635
Stockholders’ equity	88,694			82,712
Total liabilities and equity	$992,192			$930,982

Net interest income		$8,416			$7,728

Interest rate spread (1)(2)			3.55%			3.54%
Net interest margin (1)(3)			3.68%			3.64%
Ratio of earning assets to interest bearing liabilities			131.17%			127.04%

	Twelve Months Ended December 31,
	2016			2015
	Average Balance	Interest	Average Yield Cost	Average Balance	Interest	Average Yield Cost
	(Dollars in thousands)
Interest earning assets:
Loans receivable	$663,963	$30,748	4.58%	$538,286	$25,840	4.75%
Investments and deposits	225,611	5,468	2.75 (1)	284,355	6,611	2.61 (1)
Total earning assets	889,574	36,216	4.11 (1)	822,641	32,451	4.01 (1)
Nonearning assets	72,282			75,154
Total assets	$961,856			$897,795

Interest bearing liabilities:
Deposits	$657,838	2,829	0.43	$627,052	2,368	0.38
Borrowings	23,484	248	1.05	15,761	125	0.78
Junior subordinated debentures	10,310	534	5.10	10,310	562	5.37
Total interest bearing liabilities	691,632	3,611	0.52	653,123	3,055	0.47
Noninterest bearing demand deposits	177,035	-	-	157,953	-	-
Total sources of funds	868,667	3,611	0.41	811,076	3,055	0.38
Other liabilities	6,345			4,826
Stockholders’ equity	86,844			81,893
Total liabilities and equity	$961,856			$897,795

Net interest income		$32,605			$29,396

Interest rate spread (1)(2)			3.59%			3.54%
Net interest margin (1)(3)			3.71%			3.64%
Ratio of earning assets to interest bearing liabilities			128.62%			125.95%

(1)     Shown as a tax-adjusted yield.

(2)     Represents the difference between the average yield on earning assets and the average cost of funds.

(3)     Represents net interest income divided by average earning assets.